EXH10-48
                          "TRANSLATION OF GERMAN GRANT"

               Thuringia Ministry for Economics and Infrastructure
                             The Minister (governor)

                                                                 Date:  12-30-95

Receiver of Grant:

FiberCore Glasfaser Jena GmbH.
Goschwitzer, 07745 Jena

Grant Notification about the granting of investment funds for the industrial community from reserves

          o Of the community program (GA) "Improvement of the regional economic infrastructure"

          o    Of the European Fund for regional development/EFRE

Project No. 25163181

Ladies and Gentlemen:

Your application of June 19, 1995, received on June 19, 1995, and your specifications of November 28, 1995, received on November 30, 1995, have been approved on the basis of the 24th frame - plan and the Thuringia action meetings.


You receive an investment contribution in the amount of up to

         DM - 2.300.000

(In words:  two million three hundred thousand German marks)


The approved contribution was determined on the basis of the grant rules effective for the 23rd frame - plan. The balance to the 24th frame - plan will be formulated and approved once the EU (European Union) approves the frame - plan announced on March 16, 1995.

After EU's confirming the 24th frame - plan and fulfilling the forms under VI.al., you will receive an amended grant notification for the added amount.

Summary of other significant points:

          o The grant is purpose - bound for the manufacture of optical fibers and preforms.

          o The release of the funds is effected upon presentation of paid invoices for equipment or work as specified in the grant application.

          o Amounts which are not called within the originally specified time period, must be advised latest October 31 for approval of transfer to the subsequent year.

          o The grant is 23% of the investment project approved to the supported by the grant. All such grant investments are to be satisfied.

          o The grant must be repaid immediately if the project is not realized, if it is terminated or the company is sold or goes bankrupt.

          o The proper use of the project funds must annually be certified by company's auditors.

          o The shareholder, i.e. FiberCore, Inc. is obligated to repay the grant if the investment project does not materialize, as planned or any terms of the grant notification are infringed upon.

          o After release of the entire grant, the company has three years to prove that more than 50% of sales represent sales of optical fibers and preforms.

          o At the end of the investment, the company is obligated to provide for 40 permanent jobs and one trainer work place for a time span of five years.

          o No used equipment is allowed to be included in the investments paid for the grant.

          o The immaterial goods (e.g. software) contained in the investments must be capitalized in full.

                                    THURINGER
                  MINISTERIUM FUR WIRTSCHAFT UND INFRASTRUKTUR
                                  DER MINISTER

                                                 Datum:   30.12.95
                                                 Reg. Nr. WEG 0144a/95
                                                 Bearbeiter:       Herr Hofmann
                                                 Telefon: 0365/4370718
                                                 Art:              3


Zuwendungsempfanger:

FiberCore Glasfaser Jena GmbH
Goschwitzer Str. 20
07745 Jena

                       Z u w e n d u n g s b e s c h e i d

uber die Gewahrung von Investitionszuschussen fur die gewerbliche Wirtschaft aus Mitteln - der Gemeinschaftsaufgabe (GA) "Verbesserung der regionalen Wirtschaftsstruktur" - der Europaischen Fonds fur regionale Entwicklung - EFRE -

Projektnummer:    2576 3787

Sehr geehrte Damen und Herren,

Ihr Antrag vom 19.06.1995, eingegangen am 19.06.1995, und Ihre Prazisierung vom 28.11.1995, eingegangen am 30.11.1995, wurden auf der Basis des 24. Rahmenplanes und der Thuringer Durchfuhrungsbestimmungen bewilligt.
Sie erhalten einen Investitionszuschu(beta) in Hobe bis zu

                                 2.300.000, - DM

(in Worten:  Zwei Millionen dreihunderttausend Deutsche Mark).

Der bewilligte  Investitionszuschu(beta) wurde auf der Basis der Fordersatze des
23. Rahmenplanes ermittelt.

Der Differenzbetrag zum 24. Rahmenplan in noch zu ermittelnder Hohe wird gewahrt, wenn die EU dem am 16.3.95 veroffentlichten Rahmenplan zustimmt.

Nach der EU-Bestatigung des 24. Rahmenplanes und Erfullung der unter VI.al. genannten Bedingungen wird Ihnen mit Anderungsbescheid der Differenzbetrag zum

24. Rahmenplan gewahrt.

                            I. Haushaltsvorschriften

Die Zuwendung ist an bestimmte Haushaltsvorschriften gebunden.
Sie wird gema(beta) ss.ss. 23, 44 und 44 a der Landeshaushaltsordnung/LHO (lt. Gesetz- und Verordnungsblatt fur das Land Thuringen Nr. 2 vom 8.2.91) sowie den sonstigen haushaltsrechtlichen Bestimmungen bewilligt. Dem Zuwendungsbescheid liegen die beigefugten Allgemeinen Nebenbestimmungen fur Zuwendungen zur Projektforderung (ANBest-P) zugrunde, die Bestandteil dieses Bescheides sind.

                                II. Zweckbindung

Der Zuschu(beta) ist zweckgebunden fur die

     Errichtung  einer   Betriebsstatte   in  07745  Jena  zur  Herstellung  von
     Lichtleitfasern und Preformen

als Mitfinanzierung - wie im Antrag angegeben - zu verwenden.
Die  zeitliche  Durchfuhrung   (Bewilligungszeitraum)   beginnt  lt.  Antrag  am
19.06.1995 und endet am 31.12.1996. Fur Wirtschaftsguter, die danach angeschafft oder hergestellt werden, wird kein Zuschu(beta) gewart.
Der Zuschu(beta) steht wie folgt zur Verfugung:





Zuschusse (oder Teile davon) durfen nach Bestandskraft des Bescheides abgerufen werden.
Die Zuschusse konnen nur in dem Haushaltsjahr abgerufen werden, in dem diese bereitgestellt sind. Der Abruf der Mittel hat im laufenden jahr bis spatestens
31. Oktober zu erfolgen. Der Abruf von Zuschussen kann nur auf bereits bezahlte Rechnungen gema(beta) bewilligtem Fordersatz anteilma(beta)ig erfolgen.

Zur Erleichterung der Finanzierung konnen Zuschusse an die vorhabenbegleitende Hausbank abgetreten werden,

-  wenn  der  Zuwendungsempfanger  von  der  Hausbank   ausschlie(beta)lich  zur
Erfullung   des   Zuwendungszweckes    gema(beta)    Zuwendungsbeschheid   einen
Vorfinanziewrungskredit erhalt und

- die Durchfuhrung des Vorhabens nach wie vor gewahrleistet ist.
Die Abtretung des Zuschusses kann jeweils nur in Hohe der vorgelegten Rechnungen in Anspruch genommen werden.

Der Pkt. 1.4. der Allgemeinen Nebenbestimmungen findet fur die Gewahrung von Zuschussen aus der Gemeinschaftsaufgabe und aus dem EFRE keine Anwendung.

Zuschusse, die im bereitgestellten Jahr nicht benotigt werden, sind bis spatestens 31. Oktober zur Ubertragung is das neue Haushaltsjar schriftlich beim Thuringer Ministerium fur Wirtschaft and Infrastruktur (TMWI) anzumelden.
Es besteht kein Rechtsanspruch auf Ubertragung im jeweiligen Haushaltsjahr nicht abgerufener Mittel.

Ein Ruckzahlungsanspruch nach Nr. 8 ANBest-P ist mit seiner Entstehung fallig und vom Zeitpunkt der Auszahlung bzw. Entstehung an mit 6 v.H. (Jahreszins) zu verzinsen. Die Ruckzahlungsverpflichtung tritt auch dann ein, wenn die Voraussetzungen fur den Ruckforderungsanspruch auf Grunden beruhen, die der Zuwendungsempfanger nicht zu vertreten hat.

Die Zuschu(beta)mittel sind mit Formblart gema(beta) Anlage 2fach abzurufen.
Zuruckzuzalende   Zuschu(beta)betrage  sind  bis  30.  November  des  jeweiligen
Haushaltsjahres auf das Konto der Staatshauptkasse Thuringen unter Angabe des Verwendungszweckes 0702-GA zu uberweisen:

LZB Weimar             Konto-Nr.  820 01500            Bankleitzahl  820 000 00

Fur nach dem 30. November zuruckgezahlte Zuschu(beta)etrage verliert der Zuschu(beta)empfanger den Rectsanspruc auf Neueinstellung der Haushaltsmittel in den Folgejahren. Die Ruckzahlung ist der Thuringer Aufbaubank (TAB) 2fac schriftlich anzuzeigen.

Anschrift:

Thuringer Aufbaubank
PF 129
99 003 Erfurt

                    III. Investitions - und Finanzierungsplan

Die  Zuschu(beta)mittel   sind  entsprechend  dem  nachfolgenden   verbindlichen
Investitions - und Finanzierungsplan zu verwenden (Ziffer 1 ANBest-P):

1.       Investitionsplan

1.       Grundstuck                                 -, - DM
2.       Bauliche Investitionen             2.600.000, - DM
3.       Maschinen und Einrichtungen        7.310.000, - DM
4.       Immaterielle Wirtscaftsguter          90.000, - DM
Gesamt                                     10.000.000, - DM

2.       Finanzierungsplan

1.       Eigenmittel                        4.050.000, - DM
2.       Investitionszulage                   711.500, - DM
3.       Investitionszuschu(beta)           2.300.000, - DM
4.       Sonstige Fremdmittel               2.938.500, - DM
-------------------------------------------------------------------------------
Gesamt                                     10.000.000, - DM
--------------------------------------------------------------------------------

Anderungen nach Ziffer 1.2 ANBest-P des Investitions - bzw. Finanzierungsplanes, die eine Verschiebung der Einzelanteile um mehr als 20% bezogen auf die Gesamtinvestitionssumme beinhalten, bedurfen der vorherigen Zustimmung. Entsprechende Antrage sind schriftlich an die TAB zu stellen.

Der Zuschu(beta) in Hobe von 2.300.000, - DM betragt 23.00% der forderfaigen Investitionen in Hohe von 10.000.000, - DM. Alle bezuschu(beta)ten Investitionen (einschl. Eigenleistungen) sind zu aktivieren (bauliche Leistungen sowie Maschinen und Einrichtungen im Sacanlagevermogen).

Folgende Positionen des Antrages konnten nicht berucksichtigt werden:
- entfallt

Die   gewerberechtlicen,   baurechtlichen,   wasserrechtlichen   und   sonstigen
umweltwirksamen Auflagen sind zu beachten.

                                  IV. Widerruf

Erganzend zu Ziffer 8 der Allgemeinen Nebenbestimmungen fur Zuwendungen zur Projektforderung ANBest-P) gelten folgende Regelungen:

Der Zuschu(beta) ist insbesondere dann unverzuglich zuruckzuzahlen, wenn der Betrieb oder ein Teil des Betriebes, fur den der Zuschu(beta) bestimmt ist, ab Zuschu(beta)bewilligung bzw. Innerhalb des Uberwachungszeitraumes

         - seine Tatigkeit nicht aufnimmt;
         - nicht der eigenbetrieblichen gewerblichen Nutzung zugefuhrt,
         - eingestellt,
         - stillgelegt,

         - anderen Personen ubertragen (z.B. durch Verkauf, Versteigerung) oder zur Nutzung (Pacht, Miete) uberlassen oder
         - der Foderzweck auf andere Weise entfallt oder nicht erreicht wird.

Entsprechendes gilt, wenn gegen den Zuwendungsempfanger das

         - Zwangsvollstreckungsverfahren
         - Zwangsversteigerungsverfahren
         - gerichtliche Vergleichsverfahren
         - Konkursverfahren
beantragt oder eroffnet wird.

                             V. Verwendungsnachweis

Wegen des von Ihnen vorzulegenden Verwendungsnachweises wird auf Ziffer 6 ANBest-P verwiesen. Der Verwendungsnachhweis ist der TAB in 2facher Ausfertigung (Muster s.Anlage) vorzulegen.

Mit dem Verwendungsnachweis ist die Best:atigung eines Wirtschaftsprufers (Wirtschaftsprufungsgesellschaft) vorzulegen, mit der die sachliche Richtigkeit des Verwendungsnachweises unter Beachtung der Allgemeinen Nebenbestimmungen fur Zuwendungen zur Projektforderung (ANBest-P) bestatigt wird.

Zuwendungsemptanger,   die   ihren   Jahresabschlu(beta)   nicht   durch   einen
Wirtschaftsprufer prufen lassen, legen eine entsprechhende Bestatigung des Steuerberaters oder Steuerbevollmachtigten vor.

Auf das Subventionsgesetz (SubvG) vom 29. Juli 1976 (BGB1. I, Seite 2037) weise ich besonders hin. Die in Ihrem Antrag enthaltenen Angaben, die diesem Bescheid zugrundeliegenden Bestimmungen sowie die in ss. 4 SubvG genannten Umstande, die fur die Bewilligung, Gewahrung, Ruckforderung und Weitergewahrung oder das Belassen dieser Zuwendung ma(beta)geblich sind, sind subventionserheblichhe Tatsachen im Sinne des ss. 264 des Strafgesetzbuches.

Alle subventionserheblichen Tatbestande sind gema(beta) ss. 3 SubvG dem TMWI unverzulich mitzuteilen.

                     VI. Besondere Nebenbedingungen/Auflagen

a)       Besondere Haftungsbedingungen/Vorbedingungen

a1.               Die  Bewilligung  gilt  unter  dem  Vorbehalt,   da(beta)  bis
                  30.04.1996 folgende Unterlagen - Durchfinanzierungsbestatigung der investitionsbegleitenden Bank, - Handelsregisterauszug der Fiber Core Inc., Sturbridge, MA 01566, USA, - Bilanz 1994 der Fiber Core Inc., Sturbridge, MA 01566, USA
         der TAB vorgelegt werden. Wird dieser Termin nicht eingehalten, so wird der vorliegende Zuwendungsbescheid ganz oder teilweise mit Wirkung fur die Zukunft oder die Vergangenheit widerrufen, unabhangig davon, ob der Zuwendungsempfanger die Nichtvorlage selbst verschuldet hat oder dies curch Dritte verursacht wurde. Der Widerruf ist unter diesen Bedingungen auch dann moglich, wenn mit der Investition bereits begonnen wurde.

a2.      Neben dem Zuwendungsempfanger hat sich der Gesellschafter,
                  Firma Fiber Core Inc., Sturbridge, MA  01566, USA,
         personlich  und unter  Verzicht  auf die  Einrede der  Vorausklage  als
         Gesamtschhuldner       zu      verpflichten,       den      bewilligten
         Investitionszuschu(beta) zuruckzuzahlen, wenn der mit der Forderung beabsichtigte Zuwendungszweck innerhalb der Zweckbindungsfrist nicht erreicht wird oder gegen die Allgemeinen Nebenbestimmungen fur Zuwendungen zur Projektforderung (AnBest-P) versto(beta)en und nach diesen Bestimmungen eine Ruckforderung des Zuschusses erforderlich wird (s. Anlage).

a3.      Vor Auszahlung der 1. Zuschu(beta)rate fur die baulichen  Investitionen
         (Faserziehturm)   ist  der  Thuringer   Aufbaubank  die  Baugenehmigung
         vorzulegen.

b)       Sonstige Bedingungen/Auflagen

Die Nichterfullung einer der nachstehend aufgefurten Bedingungen/Auflagen kann die Ruckforderung der in Anspruc genommenenen Investitionszuschusse ganz oder teilweise zur Folge haben.

b1. Der Investitionszuschu(beta) wird unter der besonderen Bedingung bereitgestellt, da(beta) innerhalb von 3 Jahren nach vollstandiger Auszahlung des Investitionszuschusses nachzuweisen ist, da(beta) mehr als 50% des Gesamtumsatzes aus der Herstellung von Lichtleitfasern und Prefprmen erzielt wurden.

b2. Fur die Zuwendung wird eine Zweckbindungsfrist von 3 Jahren festgelegt. Diese beginnt mit der Auszahlung des letzten Teilbetrages des Zuschusses, jedoch spatestens mit dem im Antrag ausgewiesenen Investitionsende (Ende des Beweilligungszeitraumes).

b3.      Mit  dem   Abschlu(beta)   der  Investition  am  31.12.1996  mussen  40
         Dauerarbeitsplatze und 1 Ausbildungsplatz geschaffen und fur eine Uberwachungszeit von mindestens 5 Jahren nach Abschlu(beta) des Investitionsvorhabens tatsachlich besetzt oder zumindest dauerhaft auf dem Arbeitsmarkt angeboten werden.

b4.      Durch die Inanspruchnahme  weiterer  offentlicher  Finanzierungshhilfen
         darf    der     Subventionswert     von    35%     (einschlie(beta)lich
         Sonderabschreibungen) nicht uberschritten werden.

b5.      In  der   geforderten   Investitionssumme   durfen  keine   gebrauchten
         Wirtschaftsguter enthalten sein.

b6. Mit den nachtraglich geltend gemachten Investitionen (Mehrkosten in Hohe von 1.100.00, - DM) darf vor Eingang des Erganzungsantrages am
         30.11.1995 nicht begonnen worden sein.

b7. Soweit in den veranschlagten Kosten immaterielle Wirtschaftsguter (z.B. Software) enthalten sind, sind diese in voller Hoe zu aktivieren. Sie mussen mindestens 3 Jare im Betrieb des Erwerbers verbleiben und durfen nicht von vebundenen oder sonst wirtschaftlich, rechtlich oder personell verflochtenen Unternehmen erworben werden.

Rechtsbehelfsbelehrung

Gegen diesen Bescheid konnen Sie Klage erheben. Die Klage mussen Sie innerhalb eines Monats nach Bekanntgabe dieses Bescheids beim

                                            Verwaltungsgericht Gera
                                            Hainstra(beta)e 21
                                            07 545 Gera

schriftlich oder zur Niederschrift des Urkundsbeamten der Geschaftsstelle dieses Gerichts erheben.

In der Klage mussen Sie den Klager, den Beklagten (Freistaat Thuringen) und den Streitgegenstand bezeichmen. Ferner sollen Sie einen bestimmten Antrag stellen und die zur Begrundung dienenden Tatsachen und Beweismittel angeben. Der Klageschrift sollen Sie diesen Bescheid beifugen (in Urschrift, Abschrift oder in Ablichtung), ferner zwei Abschriften oder Ablichtungen der klageschrift fur die ubrigen Beteiligten.

Mit freundlichen Gru(beta)en


________________________
Franz Schuster


Anlagen zum Zuwendungsbeschheid

-        Abrufantrag
-        Einverstandniserklarung (mit 1. Mittelabruf einzureichen)
-        Allgemeine Nebenbestimmungen fur Zuwendungen zur Projektforderung
          ANBest-P
-        Zusatzliche Rahmenbedingungen fur Investitionszuschusse
-        Verwendungsnachweise
-        Offentlich-rechtlicher Schuldbeitritt

Fiber Core Glasfaser Jena GmbH                                  30.8.3.001342912
Goschwitzer Stra(beta)e 20                                          Frau Gorgens
                                                                        342-1328
07745 Jena

Gewahrung eines Investitionszuschusses aus Mittein der Gemeinschaftsaufgabe "Verbesserung der regionalen Wi8rtschaftsstruktur"

hier:    Zuwendungsbescheid:                25163181 vom 30.12.1995
         Anderungsbescheid:                 A 820 vom 13.05.1996
         Reg. -Nr.:                         WEG 144 a/95
         HUL:                               892 83/223

Sehr geehrte Damen und Herren,

in vorbezeichneter Sache ergeht folgender


                          Anderungsbescheid (A 527/96)

1. Der Zuwendungsbescheid 25163181 in Hohe von 2.300.000, -DM wird um 1.700.000, - DM auf 4.000.000, - DM wie foigt geandert:

2.   Der     mit     dem     Zuwendungsbescheid     25163181     bereitgestellte
     Investitionszuschu(beta) wird gema(beta) Punkt 1 wie folgt abgeandert:

     - Investitionszuschu(beta) aus der Gemeinschaftsaufgabe "Verbesserung der regionalen Wirtschaftsstruktur" 1996 wird von 0 DM um 850o.000, - DM auf 850.000, - DM erhoht.

     - Investitionszuschu(beta) aus dem Europaischen Fonds fur regionale Entwicklung 1996 wird von 0 DM um 850.000, - Dm auf 850.000, - DM erhoht.

3. Der mit dem Zuwendungsbeschheid 25163181 ubergebene offentlichrechtliche Schuldbeitritt uber 2.300.000, - DM wird nach Vorlage des mit dem Anderungsbescheid nachgereichten offentlich-rechtlichen Schuldbeitritt uber den Gesamtzuschhu(beta) in Hohe von 4.000.000, - DM fur ungultig erklart.

4.   Mit der  Erh:ohung  des  Zuschusses  verringern  sich im  Finanzierungsplan
     gema(beta)   Ziffer   III   des   Zuwendungsbeschheides   die   Eigenmittel
     anteilma(beta)ig.

5.   Der Forderansatz betragt 40% der zuschu(beta)fahigen Investition skosten.

6.   Folgende  sonstige  Bedingung  wird  in  den  Zuwendungsbescheid   Pkt.  VI
     aufgenommen.

     - b8 Ein im Investitionszuschu(beta) enthaltener Anteil in Hohe von 500.000, - DM fur die Bereitstellung von Ausbildungsplatzen wird unter der Bedingung gewahrt, da(beta) mindestens 1 Ausbildungsplatz uber den gesamten Uberwachungszeitraum (5 Jahre nach Abschlu(beta) der
          Investition) zur Verfugung steht und besetzt wird. Wird diese Bedingung nicht erfullt, ist dieser Anteil einschlie(beta)lich Zinsen zuruckzuzahlen.

7.   Der   Zuwendungsbescheid    25163181   gilt   insoweit   bei   im   ubrigen
     gleichbleibenden Bestimmungen als geandert.


Begrundung:

Siehe Hinweis im Zuwendungsbescheid Seite 1


Besondere Nehenbestimmungen/Auflagen:

Die Auszahlung einer weiteren Zuschu(beta)rate erfolgt erst nach Vorlage des unterzeichneten offentlich-rechtlichen Schuldbeitritts Ober den gesamten Investi-tionszuschu(beta) gema(beta) Anderungsbescheid in Hohe von 4.000.000, - DM.


Rechtsbehelfbelehrung

Gegen diesen Bescheid konnen Sie Klage erheben. Die Klage mussen Sie innerhalb eines Monats nach Bekanntgabe dieses Bescheids beim

                             Verwaltungsgericht Gera
                               Hainstra(beta)e 21
                                   07545 Gera

schriftlich oder zur Niederschrift des Urkundsbeamten der Geschaftsstelle dieses Gerichts erheben.

In der Klage mussen Sie den Klager, den Beklagten (Freistaat Thuringen) und den Streitgegenstand bezeichnen. Ferner sollen Sie einen bestimmten Antrag stellen und die zur Begrundung dienenden Tatsachen und Beweismittel angeben. Der Klageschrift sollen Sie diesen Bescheid beifugen (in Urschrift, in Abschrift oder Ablichtung), femer zwei abschriften oder Ablichtungen der Klageschrift fur die ubrigen Beteiligten.

Mit freundlichen Gru(beta)en

Im Auftrag


_______________________________
Muller

                      "SUMMARY TRANSLATION OF GERMAN GRANT"

                    Ministry for Economics and Infrastructure

                                                             Date:  12 June 1996

FiberCore Glasfaser Jena GmbH

Granting of investment contribution from funds of the community program "Improvement of the regional economic structure":

RE:      Grant Notification:        25163181                 12-30-95
         Amendment:                 A820                      5-13-96
         Reg. No.                   WEG 144 a/95
         HuL                        89283/223

Ladies and Gentlemen:

In  regard  to the  subject  cited  above,  we submit  the  following  amendment
(A529/96)

1. The grant notification 25163181 in the amount of DM 2.300.000 is increased by DM 1.700.000 to DM 4.000.000 in the following manner:

2.   The grant notification 25163181 is modified as follows:

     o Investment contribution from the community program "improvement of the regional economic structure" 1996 is raised from 0 by DM 850.000 to DM 850.000.

     o    Investment   contribution   from  the   European   Fund  for  Regional
          Development 1996 is raised from 0 by DM 850.000 to DM 850.000.

Following are summarized important points of the subsequent formal text.

     o The obligation of the shareholder, i.e. FiberCore, Inc., namely to repay the grant if the investment is not executed as stipulated or the terms of the grant notification are not complied with, is now applicable to the increased grant amount of DM 4.000.000.

     o    The grant amount now represents 40% of the investment project.

     o The grant notification 25163181 and its terms generally apply to this amended grant notification.